UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2023

BLUE RIDGE BANKSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-39165	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1807 Seminole Trail Charlottesville, Virginia		22901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 743-6521

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BRBS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 30, 2023, management of Blue Ridge Bankshares, Inc. (the “Company”) and the Audit Committee of its Board of Directors, after consultation with the Company’s independent registered public accounting firm and its primary regulator, determined that certain specialty finance loans that, as previously disclosed, were placed on nonaccrual, reserved for, or charged off in the interim periods ended March 31, 2023 and June 30, 2023 should have been reported as nonaccrual, reserved for, or charged off in earlier periods.

As a result, the Company’s audited financial statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2022, and unaudited interim financial statements included in quarterly reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 should no longer be relied upon and will be restated. The restated financial statements will be reflected in an amendment to the Company’s annual report on Form 10-K for the year ended December 31, 2022, and amendments to the Company’s quarterly reports on Form 10-Q for the interim periods ended March 31, 2023 and June 30, 2023. The Company expects to file these amendments to Form 10-K and Form 10-Q in the next several weeks.

Net Impact of Financial Restatements

The Company does not believe that the restatement reflects any significant financial impact on the Company’s financial condition as of June 30, 2023 and September 30, 2023, or any trends in the Company’s business or its prospects.

The effect of the adjustments will result in lower net income and earnings per share in the year ended December 31, 2022, and greater net income and earnings per share in the quarter period ended March 31, 2023, and lower net loss and losses per share for the quarter and six-month periods ended June 30, 2023. The cumulative impact on net income over these periods is expected to be an increase of $2.6 million.

Balance sheets amounts, including loans held for investment, allowance for credit losses (previously, allowance for loan losses), accrued interest receivable, deferred tax asset, other assets, and stockholders’ equity, are affected as of December 31, 2022 and March 31, 2023. The restatements are not expected to have any impact on total balance sheet amounts, including stockholders’ equity, as of June 30, 2023. It is expected loans held for investment and allowance for credit losses will each be reduced in the amount of $4.5 million as of June 30, 2023. The adjustment to the allowance for credit losses to implement the Current Expected Credit Losses (CECL) accounting standard as of January 1, 2023, will also be restated, thus affecting the cumulative effect adjustment to stockholders’ equity as of January 1, 2023, and resulted in the positive adjustment to earnings in the six months ended June 30, 2023.

The following tables summarize the expected effects of the restatement on select statement of operations and balance sheet amounts as reported as of and for the periods stated and are unaudited, except for the as reported December 31, 2022 statement of operations and balance sheet:

	For the year ended December 31, 2022
		Unaudited	Unaudited
Dollars in thousands, except per share data	As Reported	Adjustments	As Restated
Net interest income	$110,391	$(5,824)	$104,567
Provision for loan losses	17,886	7,801	25,687
Income (loss) from continuing operations before income tax expense	35,821	(13,625)	22,196
Income tax expense (benefit)	8,244	(3,045)	5,199
Net income from continuing operations	$27,577	$(10,580)	$16,997
Basic and diluted earnings (loss) per common share from continuing operations	$1.46	$(0.56)	$0.90

	As of December 31, 2022
		Unaudited	Unaudited
Dollars in thousands	As Reported	Adjustments	As Restated
Loans held for investment, net of deferred fees and costs	$2,399,092	$—	$2,399,092
Allowance for loan losses	(22,939)	(7,801)	(30,740)
Accrued interest receivable	12,393	(824)	11,569
Deferred tax asset, net	9,182	3,045	12,227
Other assets	19,175	(5,000)	14,175
Total assets	$3,141,045	$(10,580)	$3,130,465
Total stockholders' equity	$259,373	$(10,580)	$248,793

	For the three months ended March 31, 2023
Dollars in thousands, except per share data (unaudited)	As Reported	Adjustments	As Restated
Net interest income	$27,359	$(2,163)	$25,196
Provision (benefit) for credit losses - loans	4,100	(5,210)	(1,110)
Income from continuing operations before income tax expense	2,095	3,047	5,142
Income tax expense	491	681	1,172
Net income from continuing operations	$1,604	$2,366	$3,970
Basic and diluted earnings per common share from continuing operations	$0.09	$0.13	$0.22

	As of March 31, 2023
Dollars in thousands (unaudited)	As Reported	Adjustments	As Restated
Loans held for investment, net of deferred fees and costs	$2,448,992	$(4,197)	$2,444,795
Allowance for credit losses	(29,974)	(5,987)	(35,961)
Accrued interest receivable	14,915	(790)	14,125
Deferred tax asset, net	9,605	3,123	12,728
Other assets	21,264	(3,000)	18,264
Total assets	$3,334,911	$(10,851)	$3,324,060
Total stockholders' equity	$257,586	$(10,851)	$246,735

	For the three months ended June 30, 2023
Dollars in thousands, except per share data (unaudited)	As Reported	Adjustments	As Restated
Net interest income	$20,403	$3,487	$23,890
Provision (benefit) for credit losses - loans	21,100	(10,487)	10,613
(Loss) income from continuing operations before income tax expense	(24,413)	13,974	(10,439)
Income tax (benefit) expense	(4,949)	3,123	(1,826)
Net (loss) income from continuing operations	$(19,464)	$10,851	$(8,613)
Basic and diluted (loss) earnings per common share from continuing operations	$(1.03)	$0.58	$(0.45)

	For the six months ended June 30, 2023
Dollars in thousands, except per share data (unaudited)	As Reported	Adjustments	As Restated
Net interest income	$47,762	$1,324	$49,086
Provision (benefit) for credit losses - loans	25,200	(15,697)	9,503
(Loss) income from continuing operations before income tax expense	(22,318)	17,021	(5,297)
Income tax (benefit) expense	(4,458)	3,804	(654)
Net (loss) income from continuing operations	$(17,860)	$13,217	$(4,643)
Basic and diluted (loss) earnings per common share from continuing operations	$(0.95)	$0.70	$(0.25)

	As of June 30, 2023
Dollars in thousands (unaudited)	As Reported	Adjustments	As Restated
Loans held for investment, net of deferred fees and costs	$2,451,697	$(4,500)	$2,447,197
Allowance for credit losses	(43,067)	4,500	(38,567)
Accrued interest receivable	15,474	—	15,474
Deferred tax asset, net	11,051	—	11,051
Other assets	28,175	—	28,175
Total assets	$3,214,424	$—	$3,214,424
Total stockholders' equity	$231,271	$—	$231,271

Review of Internal Control over Financial Reporting

Management has evaluated the effect of the facts leading to the restatement of the financial statements for the periods ended December 31, 2022, March 31, 2023, and June 30, 2023, on its conclusion of the adequacy of internal controls over financial reporting and disclosure controls and procedures. The Company has concluded that a material weakness existed in the timely risk grading, nonaccrual status, and, thus, in the determination of the adequacy of the allowance for credit losses for the specialty finance portfolio of loans, and such material weakness does not exist in the remainder of its loan portfolio.

Management and the Audit Committee have discussed the matters disclosed in this report with Elliott Davis, PLLC, the Company’s current independent registered public accounting firm.

Forward-Looking Statements:

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on its expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For a discussion of the risks, uncertainties and assumptions that could affect the Company’s future events, developments or results, you should carefully review the “Risk Factors,” “Business” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections in the Company’s Annual Report on Form 10-K filed March 10, 2023, Form 10-Q for the most recently ended fiscal quarter and other filings the Company makes from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.

Dated: October 31, 2023	By:	/s/ Judy C. Gavant
Judy C. Gavant
Executive Vice President and Chief Financial Officer